SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)     June 26, 1998


                  Partners First Receivables Funding, LLC
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                  Partners First Credit Card Master Trust
           ------------------------------------------------------
                  (Issuer with respect to the Securities)


                                  Delaware
      ----------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


      333-29495 and 333-29495-01                       52-2072056
      --------------------------        ------------------------------------
      (Commission File Numbers)         (I.R.S. Employer Identification No.)


                                410-865-8700
      ----------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      ----------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



                                       Index to Exhibits appears at page 5.





 ITEM 5.  OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.



 EXHIBIT NO.                  DOCUMENT DESCRIPTION
 -----------                  --------------------
 1.1 Underwriting Agreement, dated June 22, 1998, among Partners First Receivables Funding, LLC, as Transferor (the "Transferor"), Partners First Holdings, LLC, as Servicer (the "Servicer"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the "Representative").

 1.2 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-2 Class A Floating Rate Asset Backed Securities.

 1.3 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-2 Class B Floating Rate Asset Backed Securities.

 1.4 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-3 Class A Floating Rate Asset Backed Securities.

 1.5 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-3 Class B Floating Rate Asset Backed Securities.

 4.1 Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, and related agreements as exhibits thereto among the Transferor, the Servicer, and The Bank of New York, as Trustee (the "Trustee").

 4.2 Series 1998-2 Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, among the Transferor, the Servicer, and the Trustee.

 4.3 Series 1998-3 Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, among the Transferor, the Servicer, and the Trustee.

 4.5 Amended and Restated Receivables Purchase Agreement, dated as of June 26, 1998, between Partners First Receivables, LLC and the Transferor

 8.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters (Series 1998-2).

 8.3 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters (Series 1998-3).



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                        (REGISTRANT)


 DATED:  July 9, 1998         By:  /s/  Mark J. Norwicz
                                 -----------------------------------------
                                 Name:  Mark J. Norwicz
                                 Title: Treasurer


                              PARTNERS FIRST CREDIT CARD MASTER TRUST
                                       (CO-REGISTRANT)


 DATED:  July 9, 1998         By:  PARTNERS FIRST RECEIVABLES FUNDING, LLC
                                      (Originator of the Co-Registrant)


                                   By:  /s/  Mark J. Norwicz
                                      ------------------------------------
                                      Name:  Mark J. Norwicz
                                      Title: Treasurer




                          INDEX TO EXHIBITS

 Exhibit No.              Document Description
 -----------              --------------------
 1.1 Underwriting Agreement, dated June 22, 1998, among Partners First Receivables Funding, LLC, as Transferor (the "Transferor"), Partners First Holdings, LLC, as Servicer (the "Servicer"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the "Representative").

 1.2 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-2 Class A Floating Rate Asset Backed Securities.

 1.3 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-2 Class B Floating Rate Asset Backed Securities.

 1.4 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-3 Class A Floating Rate Asset Backed Securities.

 1.5 Terms Agreement, dated June 22, 1998, among the Transferor, the Servicer, and the Representative, relating to Series 1998-3 Class B Floating Rate Asset Backed Securities.

 4.1 Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, and related agreements as exhibits thereto among the Transferor, the Servicer, and The Bank of New York, as Trustee (the "Trustee").

 4.2 Series 1998-2 Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, among the Transferor, the Servicer, and the Trustee.

 4.3 Series 1998-3 Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of June 26, 1998, among the Transferor, the Servicer, and the Trustee.

 4.5 Amended and Restated Receivables Purchase Agreement, dated as of June 26, 1998, between Partners First Receivables, LLC and the Transferor

 8.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters (Series 1998-2).

 8.3 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters (Series 1998-3).